UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             Amendment No. 2 to the
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2001


                         SURGICAL SAFETY PRODUCTS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               New York                     0-24921            65-0565144
----------------------------------     -----------------     -------------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                          file number)      Identification No.)


One Sarasota Tower,
#2 North Tamiami Trail, Suite 608
Sarasota, FL                                                      34236
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (941) 953-9848


Copy of Communications to:

                                    Mercedes Travis, Esq.
                                    Mintmire & Associates
                                    265 Sunrise Avenue, Suite 204
                                    Palm Beach, FL 33480
                                    (561) 832-5696- Telephone
                                    (561) 659-5371-Facsimile

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Item 4 (a). Changes in Registrant's Certifying Accountant

     On November 15, 2001, the Company decided not to reappoint Kerkering, Barbario & Co., PA as its independent accountants and the firm was dismissed. This action was taken principally because the Company has undergone a change of control and the Board of Directors became more familiar with another auditing firm during the transition period.

     Kerkering, Barbario & Co., PA has provided audited financial statements on the Company since 1994, was the Company's auditors for the last two fiscal years and reviewed the Company's interim financial statements through June 30, 2001. The audited financial statements for the years ended December 31, 1999 and 2000 contained going concern qualifications but such financial statements did not contain any adjustment for uncertainties stated therein.

     The decision to change accountants was approved by Company's Board of Directors. The Company did not have any disagreements with the Kerkering, Barbario & Co., PA related to accounting principles or practices, financial statement disclosure or auditing scope or procedure during the past two fiscal years and the interim period ended November 15, 2001. Accordingly, during the last two fiscal years and this interim period, there were no disagreements or "reportable events" with Kerkering, Barbario & Co., PA as described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

     The Company filed notice of change of accountants on Form 8K on November 16, 2001 and filed Amendment 1 to the Form 8K on November 21, 2001. The Company, contemporaneous with filing of its Form 8K and Amendment 1 to the Form 8K, provided Kerkering, Barbario & Co., PA with a copy of the filed material and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made therein or it provide a letter in which it stated in what respect it disagreed.

     In subsequent correspondence from Kerkering, Barbario & Co., PA to the SEC dated November 16, 2001, they stated that at the time of the decision to change accountants there was no disagreement with the Company relating to accounting principles, disclosure or audit scope and confirmed that they were in agreement with the statements made by the Company in the Form 8K. By letter dated November 22, 2001 to the SEC, Kerkering, Barbario & Co., PA confirmed essentially the same thing in relation to Amendment 1 to the Form 8K. The purpose of this Amendment is to file such letters.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On November 15, 2001 engaged the firm of Kingery Crouse & Hohl, PA Certified Public Accountants, 4350 West Cypress Street, Suite 275, Tampa, Florida 33607, Telephone (813) 874- 1280, as its independent auditors. Such appointment was accepted by R. Paul Gray, the Company's Secretary, Treasurer and Acting Chief Financial Officer in accordance with the authorization given him by the Board of Directors. The Company did not consult with Kingery Crouse & Hohl, PA Certified Public Accountants, regarding any matter prior to its engagement, including any matters relative to the application of accounting principles or any matters relative to the Company's arrangements with Kerkering, Barbario & Co., PA.; although C5 Health Inc., the Company's wholly owned subsidiary, consulted with this firm with regards to the merger prior to such event.

Item 7. Financial Statements and Exhibits.

(c)       Exhibits.

16.2      [1]   Letter on change of certifying accountant pursuant to Regulation SK
                Section 304(a)(3)

16.3      *     Letter dated November 16, 2001 from Kerkering, Barbario & Co, PA to the SEC

16.4      *     Letter dated November 22, 2001 from Kerkering, Barbario & Co, PA to the SEC


[1]        Previously filed with the Company's Form 8K and Amendment 1 to the Form 8K
-------------

(*)        Filed herewith

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                         SURGICAL SAFETY PRODUCTS, INC.
                                  (Registrant)




Date: November 28, 2001        By: /s/   R. Paul Gray
                               ------------------------------------
                               R.  Paul Gray
                               Secretary, Treasurer and Acting Chief
                               Financial Officer